UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2023 (June 7, 2023)

Tingo Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Tingo Group, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). The number of shares entitled to vote at the Special Meeting as of April 24, 2023, the record date, was 163,727,382 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by proxy at the Special Meeting was 96,966,952 shares. At the Special Meeting, stockholders (i) approved an increase in the authorized shares of the Company’s common stock from 425,000,000 shares to 750,000,000 shares, (ii) approved the issuance of 26,042,808 shares of Tingo Group’s Common Stock upon the conversion of 2,604.28 shares of Tingo Group’s Series A Preferred Stock, and (iii) approved the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal.”. Set forth below are the final voting results for each of the proposals.

Proposal No. 1 - Increase in authorized shares of the Company’s common stock

The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of the Company’s common stock from 425,000,000 shares to 750,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
95,582,490	1,347,796	36,666	0

Proposal No. 2 - Issuance of 26,042,808 shares of Tingo Group’s Common Stock upon the conversion of 2,604.28 shares of Tingo Group’s Series A Preferred Stock

The stockholders approved in accordance with Nasdaq Listing Rule 5635(a), the issuance of 26,042,808 shares of Tingo Group’s Common Stock upon the conversion of 2,604.28 shares of Tingo Group’s Series A Preferred Stock. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
95,316,598	1,596,232	54,122	0

Proposal No. 3 - approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal.”

The stockholders approved the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Charter Amendment Proposal or the conversion proposal, which proposal is referred to as the “Adjournment Proposal”:

For	Against	Abstain	Broker Non-Votes
95,559,260	1,285,047	122,645	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2023

TINGO GROUP, INC.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

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